SUPPLEMENT DATED DECEMBER 9, 2005

TO

PROSPECTUS DATED MAY 2, 2005

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

  Effective December 31, 2005, all NOTEs within The Funds section are deleted.

  Effective January 9, 2006, the subadviser of SC Value Small Cap Fund is changed to Oppenheimer Funds, Inc. The name of SC Value Small Cap Fund is changed to SC Oppenheimer Main Street Small Cap Fund. The investment objective of SC Oppenheimer Main Street Small Cap Fund is as follows: SC Oppenheimer Main Street Small Cap Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies having small market capitalization.

  The Board of Trustees of the AIM V.I. Premier Equity Fund has approved a proposal to reorganize the Fund into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, and all other conditions are satisfied or waived, all of the assets of the Fund will be transferred to the respective Acquiring Fund and shareholders of the Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of the Fund at a special meeting of shareholders to be held on or about April 4, 2006. If approved at the special meeting, the reorganizations are proposed to take place shortly thereafter.

Fund	Acquiring Fund

AIM V.I. Premier Equity Fund	AIM V.I. Core Equity Fund

IV. The Board of Trustees of AIM V.I. Growth Fund has approved a proposal to reorganize of the Fund into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, and all other conditions are satisfied or waived, all of the assets of that Fund will be transferred to the respective Acquiring Fund and shareholders of that Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of the Fund at a special meeting of shareholders to be held on or about April 4, 2006. If approved at the special meeting, the reorganization is proposed to take place shortly thereafter.

Fund	Acquiring Fund

AIM V.I. Growth Fund	AIM V.I. Capital Appreciation Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.